EXHIBIT (H)(6)

                            THE EXCHANGE TRADED TRUST

                                Power of Attorney


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Brian K. Andrew and Elizabeth Watkins, or either of them, with full power of substitution, as his/her true and lawful attorneys and agents, to execute from time to time in his/her name and on his/her behalf, in any and all capacities, any and all pre-effective and post-effective amendments to The Exchange Traded Trust's Registration Statement on Form N-1A (Registration No. 333-129337 under the Securities Act of 1933; File No. 811-21827 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable The Exchange Traded Trust to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his/her own act and deed any and all actions that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

         IN WITNESS WHEREOF, each of the undersigned trustees of The Exchange Traded Trust has hereunto set his/her hand as of this 22nd day of June, 2006.


/s/ Cornelia Boyle
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Cornelia Boyle


/s/ James G. DeJong
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James G. DeJong


/s/ Brian J. Girvan
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Brian J. Girvan


/s/ John J. Mulherin
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John J. Mulherin

/s/ Marcia L. Wallace
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Marcia L. Wallace